Exhibit 10.1

WARRANT PURCHASE AGREEMENT

This Warrant Purchase Agreement dated as of November 9, 2012 (this “Agreement”), is made by and among the parties listed on Schedule I attached hereto (each, a “Brookfield Investor” and collectively, the “Brookfield Investors”) and The Howard Hughes Corporation, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, upon consummation of the Company’s predecessors’ plan of reorganization, the Company issued to the Brookfield Investors warrants (the “Initial Warrants”) to purchase up to an aggregate of 3,833,333 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”);

WHEREAS, the Brookfield Investors desire to exercise, in accordance with the Warrant Agreement, dated as of November 9, 2010 (the “Warrant Agreement”), by and between the Company and Mellon Investor Services LLC, a New Jersey limited liability company (the “Warrant Agent”), 1,525,272 of the Initials Warrants (with each Brookfield Investor exercising the number of Initial Warrants set forth opposite such Brookfield Investor’s name on Schedule I hereto) to purchase an aggregate amount of 1,525,272 shares of Common Stock (the “Exercise Shares”) at an exercise price of $50.00 per Initial Warrant and SEVENTY-SIX MILLION TWO HUNDRED AND SIXTY-THREE THOUSAND SIX HUNDRED AND 00/100 DOLLARS ($76,263,600.00) in the aggregate (the “Warrant Exercise Price”); and

WHEREAS, the Company desires to purchase the remaining 2,308,061 Initial Warrants (the “Residual Warrants”) from the Brookfield Investors, and the Brookfield Investors desire to sell the Residual Warrants to the Company, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein and intending to be legally bound hereby, the Company and the Brookfield Investors hereby agree as follows:

1.              Exercise of Certain Initial Warrants. Each Brookfield Investor hereby agrees to exercise the number of Initial Warrants set forth opposite their respective names on Schedule I hereto for their respective portion of the Exercise Shares contemporaneously with the Closing.

2.              Purchase and Sale of Residual Warrants. At the Closing, the Company agrees to purchase the Residual Warrants from the Brookfield Investors, and each Brookfield Investor agrees to sell, transfer, assign and deliver the Residual Warrants set forth opposite their respective names on Schedule I hereto to the Company, free and clear of any liens, security interests, encumbrances, claims, liabilities, restrictions or third party rights (each, a “Lien”). Subject to Section 3 below, the aggregate consideration paid to the Brookfield Investors by the Company for the Residual Warrants shall be an amount of cash equal to EIGHTY-NINE MILLION THREE HUNDRED

AND ELEVEN THOUSAND SIX HUNDRED AND 00/100 DOLLARS ($89,311,600.00) (the “Cash Consideration”).

3.              Closing. The Brookfield Investors and the Company agree that the Cash Consideration shall be netted against the Warrant Exercise Price, such that the Company shall only be required to make a payment of THIRTEEN MILLION FORTY-EIGHT THOUSAND AND 00/100 DOLLARS ($13,048,000.00) (the “Net Cash Consideration”) to the Brookfield Investors in exchange for the Residual Warrants and in full satisfaction of the Brookfield Investors’ obligation to pay the Warrant Exercise Price and the Company’s obligation to pay the Cash Consideration. The closing of the purchase and sale of the Initial Warrants (the “Closing”) shall take place on November 9, 2012 (or on such other date as the parties shall agree). At the Closing: (i) each Brookfield Investor shall deliver to the Company its warrant certificate evidencing the Residual Warrants duly endorsed in blank; and (ii) the Company shall cause the Exercise Shares to be issued in book-entry form with the Company’s transfer agent and each Brookfield Investor’s portion of the Net Cash Consideration set forth opposite such Brookfield Investor’s name on Schedule I in immediately available funds by wire transfer to one or more bank accounts of the applicable Brookfield Investor designated by such Brookfield Investor.

4.              Representation and Warranties of the Brookfield Investors. Each Brookfield Investor hereby jointly and severally represents and warrants to the Company as follows:

(a)         each Brookfield Investor has full power, capacity and right to execute and deliver this Agreement and to perform its obligations hereunder;

(b)         this Agreement has been duly executed and delivered by the Brookfield Investors and constitutes the valid and binding agreement of the Brookfield Investors enforceable against the Brookfield Investors in accordance with its terms;

(c)          each Brookfield Investor is the beneficial owner of the Initial Warrants set forth opposite the name of such Brookfield Investor on Schedule I. Each such Brookfield Investor holds its Initial Warrants free and clear of any Liens and, at the Closing, the Brookfield Investor will transfer and deliver to the Company good and valid title to its Residual Warrants free and clear of any Lien. Schedule I sets forth the record owner of the Initial Warrants;

(d)         no approval, authorization, consent or filing with any governmental entity having jurisdiction over any Brookfield Investor is required by the Brookfield Investor in connection with the execution, delivery and performance of this Agreement by the Brookfield Investor, except as may be required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(e)          the execution, delivery and performance of this Agreement by the Brookfield Investors does not contravene or conflict with any material agreement, contract or other instrument, or any law, rule, regulation, order or decree, binding upon or applicable to the Brookfield Investor except for such contraventions or conflicts as would not reasonably be expected have a material adverse effect on the ability of the Brookfield Investors to consummate the transactions contemplated by this Agreement;

(f)           each Brookfield Investor is a sophisticated investor (as described in Rule 506 of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and each Brookfield Investor has such experience in business and financial matters that it is capable of evaluating the merits and risk of an investment in the Common Stock;

(g)          each Brookfield Investor has performed all due diligence it deems necessary and has not relied on any representations or other statements made or information provided by the Company in connection with the consummation of the transactions contemplated herein other than as expressly set forth in this Agreement;

(h)         no Brookfield Investor is party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company for an investment banking fee, commission, finder’s fee or like payment in connection with the transactions contemplated by this Agreement; and

(i)             the Brookfield Investors: (i) acknowledge that the Company possesses material non-public information not known to the Brookfield Investors that may impact the value of the Initial Warrants and Exercise Shares; and (ii) irrevocably waive any claim that they may have based on the failure of the Company to disclose such information.

5.              Representations and Warranties of the Company. The Company hereby represents and warrants to the Brookfield Investor as follows:

(a)         the Company has full power, capacity, authority and right to execute and deliver this Agreement and to perform its obligations hereunder;

(b)         this Agreement has been duly authorized by all necessary action and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms;

(c)          no approval, authorization, consent or filing is required in connection with the execution, delivery and performance of this Agreement by the Company, except as may be required under the Exchange Act;

(d)         upon issuance at Closing, the Exercise Shares will be duly authorized, validly issued and nonassessable;

(e)          at Closing, the Exercise Shares issuable to the Brookfield Investors pursuant to this Agreement shall have been authorized for listing on the NYSE upon issuance of the Exercise Shares;

(f)           37,973,640 shares of Common Stock are issued and outstanding. Following the Closing and after giving effect to the issuance of the Exercise Shares, 39,498,912 shares of Common Stock will be issued and outstanding;

(g)          the execution, delivery and performance of this Agreement by the Company does not contravene or conflict with: (i) the certificate of incorporation or bylaws of the Company; or (ii) with any material agreement, contract or other instrument, or any law, rule, regulation, order or decree, binding upon or applicable to the Company, except, with respect to clause (ii), for such contraventions or conflicts as would not reasonably be expected have a material adverse effect on the ability of the Company Investors to consummate the transactions contemplated by this Agreement; and

(h)         the Company is not party to any contract, agreement or understanding with any person that would give rise to a valid claim against any Brookfield Investor for an investment banking fee, commission, finder’s fee or like payment in connection with the transactions contemplated by this Agreement.

6.              Company Redemptions, Repurchases, Acquisitions of Common Stock. Following the Closing, in connection with any redemption, repurchase or acquisition by the Company of any shares of Common Stock from any holder of Common Stock which would cause the Brookfield Investors to beneficially own (for purposes of Rule 13d-3 adopted under the Exchange Act) 10% or more of the outstanding shares of Common Stock, (i) at least five Business Days prior to any such redemption, repurchase or acquisition, the Company shall offer, in writing, to redeem, repurchase or acquire from the Brookfield Investors on the same terms as such redemptions, repurchases or other acquisitions, up to such number of shares of Common Stock beneficially owned by the Brookfield Investors as necessary so that, immediately after such redemption, repurchase or acquisition, the Brookfield Investors will beneficially own (for purposes of Rule 13d-3 adopted under the Exchange Act) less than 10% of the outstanding shares of Common Stock and (ii) simultaneously with such redemption, repurchase or acquisition, the Company shall redeem, repurchase or acquire from the Brookfield Investors the number of shares of Common Stock described in clause (i).

7.              Stockholder Letter Agreement. The Brookfield Investor and the Company agree to delete it in its entirety Section 2 of the Stockholder Letter dated as of November 9, 2010, by and between Brookfield Retail Holdings LLC and the Company, and the Brookfield Investor irrevocably waives its right to designate or nominate a member for the Board of Directors of the Company.

8.              Miscellaneous.

(a)         The Brookfield Investor and the Company agree to cooperate with each other in executing and delivering all further documents necessary to effect the purchase and sale of the Residual Warrants and agree to cooperate with each other for purposes of effecting the other terms of this Agreement.

(b)         All representations, warranties, covenants and obligations on this Agreement will survive the Closing.

(c)          Any provision of this Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and executed by the Brookfield Investors and the Company.

(d)         This Agreement shall be binding upon and inure to the benefit of each of the Brookfield Investors and the Company and their respective heirs, administrators, successors, assigns and legal representatives.

(e)          This Agreement shall be construed in accordance in accordance and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York without regard to conflicts of law principles.

(f)           This Agreement contains the entire agreement for the parties hereto with respect to the purchase of the Residual Warrants and the other transactions contemplated herein, and supersedes all prior understanding and agreements of the Brookfield Investor and the Company with respect to the subject matter hereof.

(g)          This Agreement may be executed in counterparts each of which shall be and original with the same effect as if the signatures thereto and hereto were upon the same instrument. No provision of this Agreement is intended to confer upon any person other than the Brookfield Investors and the Company any rights or remedies hereunder.

(h)         If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the Brookfield Investors and the Company shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Brookfield Investors and the Company as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i)             Notices. All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier:

(1)         if to the Company, to:

The Howard Hughes Corporation

13355 Noel Road, 22nd Floor

Dallas, Texas 75240

Attention: General Counsel

Facsimile: (214) 741-3021

(2)         if to the Brookfield Investors, to

c/o Brookfield Asset Management Inc.

Brookfield Place, Suite 300

181 Bay Street

P.O. Box 762

Toronto, Ontario M5J 2T3 Canada

Attention:     Joseph Freedman

Facsimile:     (416) 365-9642

with a copy to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Attention: Gregory B. Astrachan, Esq.

Facsimile: (212) 728-8111

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

THE HOWARD HUGHES CORPORATION

By:	/s/ David R. Weinreb
David R. Weinreb
Chief Executive Officer

Signature Page to Warrant Purchase Agreement

BROOKFIELD RETAIL HOLDINGS HHC LLC

By:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:	/s/ Karen Ayre
Name: Karen Ayre
Title: Vice President

By;	/s/ Jay Sheth
Name: Jay Sheth
Title: Vice President

Signature Page to Warrant Purchase Agreement

BROOKFIELD RETAIL HOLDINGS II LLC
By:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:	/s/ Karen Ayre
Name: Karen Ayre
Title: Vice President

By:	/s/ Jay Sheth
Name: Jay Sheth
Title: Vice President

Signature Page to Warrant Purchase Agreement

BROOKFIELD RETAIL HOLDINGS III LLC

By:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:	/s/ Karen Ayre
Name: Karen Ayre
Title: Vice President

By:	/s/ Jay Sheth
Name: Jay Sheth
Title: Vice President

Signature Page to Warrant Purchase Agreement

BROOKFIELD RETAIL HOLDINGS IV-A LLC

By:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P.,
its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:	/s/ Karen Ayre
Name: Karen Ayre
Title: Vice President

Signature Page to Warrant Purchase Agreement

BROOKFIELD RETAIL HOLDINGS IV-B LLC

By:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P.,
its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:	/s/ Karen Ayre
Name: Karen Ayre
Title: Vice President

Signature Page to Warrant Purchase Agreement

BROOKFIELD RETAIL HOLDINGS IV-C LLC

By:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P.,
its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:	/s/ Karen Ayre
Name: Karen Ayre
Title: Vice President

Signature Page to Warrant Purchase Agreement

BROOKFIELD RETAIL HOLDINGS IV-D LLC

By:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:	/s/ Karen Ayre
Name: Karen Ayre
Title: Vice President

Signature Page to Warrant Purchase Agreement

BROOKFIELD RETAIL HOLDINGS V LP

By:	Brookfield Asset Management Private Institutional

Capital Adviser (Canada), L.P., its General Partner

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:	/s/ Karen Ayre
Name: Karen Ayre
Title: Vice President

Signature Page to Warrant Purchase Agreement

Solely for the purposes of Section 6 of this Agreement:

BROOKFIELD RETAIL HOLDINGS LLC

By:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., its Managing Member

By:	Brookfield Private Funds Holdings Inc.,
its general partner

By:	/s/ Karen Ayre
Name:	Karen Ayre
Title:	Vice President

By:	/s/ Jay Sheth
Name: Jay Sheth
Title: Vice President

Signature Page to Warrant Purchase Agreement

SCHEDULE I

THE BROOKFIELD INVESTORS

Brookfield Investor	Initial Warrants to be Exercised		Exercise Shares	Residual Warrants to be Sold		Portion of Cash Consideration	Portion of Net Cash Consideration
Brookfield Retail Holdings HHC LLC, a Delaware limited liability company	496,434		496,434	751,209		$29,068,416.18	$4,246,716.18
Brookfield Retail Holdings II LLC, a Delaware limited liability company	340,653		340,653	515,481		$19,946,800.75	2,914,150.75
Brookfield Retail Holdings III LLC, a Delaware limited liability company	390,749		390,749	591,287		$22,880,152.66	3,342,702.66
Brookfield Retail Holdings IV-A LLC, a Delaware limited liability company	45,178		45,178	68,363		$2,645,341.23	386,441.23
Brookfield Retail Holdings IV-B LLC, a Delaware limited liability company	90,173	*	90,173	136,452	*	$5,280,079.88	771,429.88
Brookfield Retail Holdings IV-C LLC, a Delaware limited liability company	30,210	*	30,210	45,714	*	$1,768,926.59	258,426.59
Brookfield Retail Holdings IV-D LLC, a Delaware limited liability company	30,210		30,210	45,714		$1,768,926.59	258,426.59
Brookfield Retail Holdings V LP, a Delaware limited partnership	101,665		101,665	153,841		$5,952,956.12	869,706.12
Total:	1,525,272		1,525,272	2,308,061		$89,311,600.00	$13,048,000.00

*Brookfield US Retail Holdings LLC is the record owner of such Initial Warrants.